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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 11, 2009

                       Eastern Light Capital, Incorporated
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             (Exact name of registrant as specified in its charter)


       California                    001-12941                  94-3240473
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)            Identification No.)


                 100 Pine St, Suite 560, San Francisco, CA 94111
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: 415-693-9500



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant.


(a)  Change of independent registered public accounting firm.

     Rothstein Kass ("RK"), the independent registered public accounting firm of Eastern Light Capital, Incorporated ("ELC") for the fiscal year ending December 31, 2008, was dismissed by ELC effective May 11, 2009. RK's audit reports on ELC's consolidated financials for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through May 11, 2009, there were no disagreements between ELC and RK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of RK, would have caused RK to make reference to the subject matter of the disagreement in their report on the financial statement for such years and there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     ELC provided RK with a copy of the disclosures it is making in this Current Report on Form 8-K prior to the time this Current Report was filed with the Securities and Exchange Commission ("SEC"). ELC requested that RK furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of RK's letter dated May 11, 2009, is attached as Exhibit 16.1 hereto.

(b)  Engagement of new independent registered public accounting firm.

     The Audit Committee of ELC has approved Armanino McKenna LLP ("AM") to serve as ELC's independent registered public accounting firm for the fiscal year ending December 31, 2009. ELC's Audit Committee has reviewed auditor independence and has concluded that there is nothing to impair the independence of AM. During the fiscal years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through May 11, 2009, neither ELC nor anyone acting on its behalf has consulted with AM on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits


(d)  Exhibits


16.1 Letter from Rothstein Kass dated May, 11 2009 to the Securities and Exchange Commission.

99.1 Press Release dated May 12, 2009 announcing engagement of new independent registered public accounting firm.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2009
                                           EASTERN LIGHT CAPITAL, INC.


                                           By:  /s/ Gregory Bronshvag
                                               ----------------------
                                           Gregory Bronshvag
                                           Secretary

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